UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Strategic Education, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

Strayer Education, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On August 1, 2018, Strategic Education, Inc. (“SEI”) (f/k/a Strayer Education, Inc. (“Strayer”)) completed the previously announced merger (the “Merger”) of its wholly-owned subsidiary Sarg Sub Inc., (“Merger Sub”) with and into Capella Education Company (“Capella”), in accordance with the terms of the Agreement and Plan of Merger, dated as of October 29, 2017 (the “Merger Agreement”), by and among Strayer, Capella and Merger Sub. Pursuant to the Merger, Capella is now a wholly-owned subsidiary of SEI. In connection with the consummation of the Merger, Strayer changed its name to “Strategic Education, Inc.” Capitalized terms not otherwise defined in this Current Report on Form 8-K have the respective meanings given to them in the Merger Agreement.

Item 1.01                                           Entry into a Material Definitive Agreement

In connection with the Merger, on August 1, 2018, SEI entered into a Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (the “Amendment”) with certain of its subsidiaries party thereto as subsidiary guarantors, SunTrust Bank, as administrative agent (the “Administrative Agent”), and the other lenders party thereto. The Amendment amends the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 8, 2012 (as amended by the First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 2, 2015, the “Credit Agreement”), among Strayer, the lenders party thereto and the Administrative Agent. The Credit Agreement, which was described in, and attached as an exhibit to, SEI’s Current Report on Form 8-K filed on July 8, 2015, provided, among other things, for a $150 million senior secured revolving credit facility (the “Revolving Credit Facility”) with a maturity date of July 2, 2020.

The Amendment, among other things, (i) increases the total commitments under the Revolving Credit Facility from $150 million to $250 million, and provides SEI with an option, subject to obtaining additional loan commitments and satisfaction of certain conditions, to increase the commitments under the Revolving Credit Facility or establish one or more incremental term loans (each, an “Incremental Facility”) in the future in an aggregate amount of up to the sum of (x) $150 million and (y) if such Incremental Facility is incurred in connection with a permitted acquisition, any amounts so long as SEI’s leverage ratio (calculated on a trailing four-quarter basis) on a pro forma basis will be no greater than 1.75:1.00, and (ii) extends the maturity date of the Revolving Credit Facility from July 2, 2020 to August 1, 2023.

In addition, the Amendment (i) provides that borrowings under the Revolving Credit Facility will bear interest at a per annum rate equal to, at SEI’s election, LIBOR or a base rate plus a margin ranging from 1.50% to 2.00% (in lieu of the previous range from 1.75% to 2.25%), depending on SEI’s leverage ratio and (ii) provides that the quarterly unused commitment fee shall be equal to a percentage ranging from 0.20% to 0.30% per annum (in lieu of the previous range from 0.25% to 0.35% per annum) depending on SEI’s leverage ratio, times the daily unused amount under the Revolving Credit Facility.

Except as amended by the Amendment, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing descriptions of the Credit Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Credit Agreement and the Amendment which are filed as Exhibits 10.1 and 10.2 to this Current Report, respectively, and incorporated by reference herein.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Capella (“Capella Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the shares that were owned by Capella, SEI, Merger Sub or any of their wholly-owned subsidiaries) were automatically converted into the right to receive 0.875 (the “Exchange Ratio”) newly issued shares of common stock, par value $0.01 per share, of SEI (the “SEI Common Stock”), plus cash in lieu of fractional shares (such consideration, the “Merger Consideration”). An aggregate of 10,263,775 shares of SEI Common Stock were issued pursuant to the Merger.

The issuance of SEI Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Strayer’s registration statement on Form S-4 (File No. 333-221682) filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2017, as amended on December 4, 2017 and declared effective on December 8, 2017 (the “Registration Statement”). The joint proxy statement/prospectus included with the Registration Statement contains additional information about the Merger.

Also at the Effective Time, (i) outstanding options to purchase shares of Capella Common Stock and restricted stock units (including “performance stock units”) covering shares of Capella Common Stock held by continuing Capella employees, directors or consultants were assumed by SEI and converted into a comparable SEI incentive award based on the Exchange Ratio but otherwise on the same terms and conditions, (ii) outstanding options to purchase shares of Capella Common Stock held by a current Capella non-employee director who is not a member of the board of directors of SEI (“Board of Directors”) immediately following the Effective Time, were cancelled in exchange for the amount of Merger Consideration the grantee would have been entitled to receive if the option had been exercised for shares of Capella Common Stock immediately prior to the Effective Time (net of the applicable exercise price) and (iii) outstanding options to purchase shares of Capella Common Stock held by a former Capella employee, director or consultant were cancelled in exchange for an amount in cash equal to the Merger Consideration such individual would have been entitled to receive if the option had been exercised immediately prior to the Effective Time (determined by multiplying such Merger Consideration by the volume weighted average price of a share of SEI Common Stock over a 10 day trading period ending on the second to last trading day prior to the Effective Time), in each case as specified in the Merger Agreement. Unvested Capella restricted stock units held by Capella non-employee directors vested in full immediately prior to the Effective Time.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.02                                           Results of Operations and Financial Condition

On August 1, 2018, SEI issued a press release announcing the consummation of the Merger and announcing its financial results for the period ended June 30, 2018. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by SEI under the Securities Act of 1933, as amended.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference. The full amount of the commitments under the Credit Agreement, as amended, remains undrawn as of August 1, 2018.

Item 3.03                                           Material Modification to Rights of Security Holders

In accordance with the Merger Agreement, an amendment to SEI’s charter was filed with the State Department of Assessments and Taxation of the State of Maryland on July 31, 2018 and made effective at the Effective Time on August 1, 2018 to change the name of Strayer to “Strategic Education, Inc.” In addition, the SEI charter was amended to increase the number of shares of SEI Common Stock that SEI is authorized to issue under the SEI charter to 32,000,000. The amendment also eliminated from the SEI charter a previously issued series of preferred stock, of which no shares were outstanding, and deleted certain provisions related to that series of preferred stock. The articles of amendment and restatement to SEI’s charter are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

On August 1, 2018, immediately prior to the Effective Time, Senator William E. Brock resigned from the Board of Directors. Senator Brock’s resignation from the Board of Directors did not result from any disagreement relating to SEI’s operations, policies or practices. The other nine members of the board of directors of Strayer continued as directors of SEI. In addition, in accordance with the Merger Agreement, immediately following the

Effective Time on August 1, 2018, the Board of Directors expanded the total number of members from 10 to 12 and elected three new members to fill the vacancies on the Board of Directors. These new members, who (in accordance with the Merger Agreement) were proposed by Capella, and were directors of Capella prior to the Effective Time, are: (i) Mr. J. Kevin Gilligan, (ii) Mr. H. James Dallas, and (iii) Ms. Rita D. Brogley. Ms. Brogley was also appointed to serve on the Compensation Committee of the Board of Directors. In addition, immediately following the Effective Time, Mr. H. James Dallas replaced Mr. J. David Wargo on the Audit Committee of the Board of Directors.

Mr. Karl McDonnell, Strayer’s President and Chief Executive Officer prior to the Effective Time, and Mr. Daniel W. Jackson, Strayer’s Executive Vice President and Chief Financial Officer prior to the Effective Time, will continue in their respective positions at SEI following the Effective Time. Further, effective immediately following the Effective Time on August 1, 2018, in accordance with the Merger Agreement, the Board of Directors appointed Mr. Gilligan, Chairman and Chief Executive Officer of Capella prior to the Effective Time, to serve as Executive Vice Chairman of SEI and Mr. Steven L. Polacek, Senior Vice President and Chief Financial Officer of Capella prior to the Effective Time, to serve as the Chief Integration/Transition Officer of SEI.

In connection with the Merger, Mr. Gilligan and Mr. Polacek entered into transition agreements with Capella, which contain the compensatory terms for Mr. Gilligan and Mr. Polacek’s service with SEI following the Merger. A description of these agreements can be found in the joint proxy statement/prospectus included with the Registration Statement on Form S-4 filed with the SEC on November 20, 2017, as amended on December 4, 2017 and declared effective on December 8, 2017. Further, in connection with their appointment to the Board of Directors, Ms. Brogley and Mr. Dallas will be entitled to the compensation paid to other non-employee directors. A description of such compensation can be found in Strayer’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 16, 2017.

Item 5.03                                           Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

An amendment was made to SEI’s bylaws at the Effective Time on August 1, 2018 to change the name of Strayer to “Strategic Education, Inc.” The amended and restated bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05                                           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 1, 2018, immediately following the Effective Time, the Board of Directors approved certain amendments to SEI’s Code of Business Conduct (the “Code”) to reflect current best practices and to prepare a combined code of ethics following the Merger. The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference. A copy of the Code is also available on SEI’s website at www.strategiceducation.com. The contents of the Company’s website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 9.01.                                        Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Capella as of December 31, 2017 and December 31, 2016 and for each of the years in the three-year period ended December 31, 2015, December 31, 2016 and December 31, 2017, as well as the unaudited financial statements of Capella as of and for the three months ended March 31, 2018, are incorporated by reference herein from Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1

Agreement and Plan of Merger dated October 29, 2017, by and among Strayer, Capella and Merger Sub (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Strayer filed on October 29, 2017).

3.1*	Articles of Amendment and Restatement of SEI, filed with the State Department of Assessments and Taxation of the State of Maryland on July 31, 2018 and effective on August 1, 2018.

3.2*	Amended and Restated Bylaws of SEI, as effective on August 1, 2018.

10.1

Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 8, 2012, as amended by the First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 2, 2015, by and among Strayer, the lenders party thereto and SunTrust Bank, as administrative agent (incorporated by reference to Exhibit A filed as Exhibit 10.1 to the Current Report on Form 8-K of Strayer filed on July 8, 2015).

10.2*

Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 1, 2018, among SEI, certain subsidiaries of SEI party thereto as subsidiary guarantors, SunTrust Bank, as Administrative Agent, and the other lenders party thereto.

14.1*	Code of Business Conduct of SEI.

99.1*	Press Release of SEI dated August 1, 2018.

99.2

Audited financial statements of Capella as of December 31, 2017 and December 31, 2016 and for each of the years in the three-year period ended December 31, 2015, December 31, 2016 and December 31, 2017 (incorporated by reference to Capella’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018).

99.3	Unaudited financial statements of Capella as of and for the three months ended March 31, 2018 (incorporated by reference to Capella’s Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2018).

*                      Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2018	STRATEGIC EDUCATION, INC.

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer